THIS INDENTURE OF LEASE made the 14th day of May, 2001, by and between THE TILLES INVESTMENT COMPANY, a co-partnership, with offices at 7600 Jericho Turnpike, Woodbury, New York 11797, hereinafter referred to as the "LANDLORD" and SUTTON ONLINE, INC., with offices at 575 Underhill Boulevard, Syosset, New York 11791 hereinafter referred to as the "TENANT".

                               W I T N E S S E T H
                               - - - - - - - - - -

                  WHEREAS, the LANDLORD is the owner in fee of the premises hereinafter demised

                  NOW, THEREFORE, LANDLORD and TENANT covenant and agree as follows:

                                    ARTICLE I
                                    ---------

                                     DEMISE
                                     ------

                  Section 1.1 The LANDLORD, for and in consideration of the rents, covenants and agreements, hereinafter reserved and contained herein, hereby leases and TENANT does hereby take and hire, upon and subject to the covenants and conditions hereinafter expressed which the TENANT agrees to keep and perform, the premises shown on the floor plan annexed hereto as Exhibit "A" consisting of 3,698 rentable square feet hereinafter called the "Demised Premises" in the building as shown on the Plan annexed hereto and marked Exhibit "B", situated at 1000 Woodbury Road, Woodbury, New York 11797 together with the right to use, in common with other tenants of the LANDLORD in this and other buildings, the parking area shown on Exhibit "B" (hereinafter called "parking area") for the parking of automobiles of employees, customers, invitees or licensees of the TENANT and other tenants of the LANDLORD. LANDLORD agrees to provide two (2) reserved parking spaces in a designated reserved parking area; the balance are considered unreserved.

                                   ARTICLE II
                                   ----------

                                      TERM
                                      ----

                  Section 2.1 The basic term of this Lease (hereinafter referred to as the "Term") shall commence upon the date the LANDLORD gives notice to the TENANT that the LANDLORD has substantially completed the work set forth on the Work Letter attached hereto as Exhibit "C". The term "substantially completed" as used herein shall be deemed to mean so complete as to allow the TENANT to enter the Demised Premises and conduct its normal business operations therein even though there may be minor items of decoration or construction to be completed. At the time of the commencement of the Lease the LANDLORD shall have received a temporary or permanent Certificate of Occupancy for the Demised Premises (unless any work to be done therein, by the TENANT, shall prevent the issuance of either such Certificate of Occupancy) and the air conditioning, heating, plumbing and electrical systems in the Demised Premises and the elevator in the building shall be in working order and the said Demised Premises shall be free of debris.

                  Section 2.2 The term of this Lease shall be for ten (10) years and two (2) months.

                  The term "Lease year" as used herein or "year" as used herein shall mean a twelve- (12) month period. The first Lease year shall commence on the date of the term hereof, but if such date of commencement shall be a date other than the first day of a month, the first Lease year shall commence on the first day of the month following the month in which the term of the Lease commences. Each succeeding Lease year during the term hereof shall commence on the anniversary date of the first Lease year.

                  Section 2.3 Immediately following the determination of the commencement date of the term of this Lease, the LANDLORD and the TENANT, at the request of either party, shall execute an agreement in recordable form, setting forth both the dates of the commencement of the term of this Lease and the date of the termination hereof.

                  Section 2.4 The parties expect that the term of this Lease will commence on the 1st day of July, 2001, and end on the 31st day of August, 2011. In the event, however, that the LANDLORD is unable to substantially complete the work set forth on Exhibit "C" by reason of strikes, inability to obtain materials, governmental regulations, acts of God or other matters beyond LANDLORD'S control then, and in that event, the provisions of Section "2.1" shall control the commencement of the term hereof.

                                   ARTICLE III
                                   -----------

                          BASIC RENT -- ADDITIONAL RENT
                          -----------------------------

                  Section 3.1 The TENANT shall pay to the LANDLORD an Annual Basic Rent to THE TILLES INVESTMENT COMPANY at P.O. Box 9020, Hicksville, New York 11802-9020, in equal monthly installments in advance of or on the first day of each month without notice and demand and without abatement, deduction or set-off of any amount whatsoever based upon the following schedule:

TERM                           ANNUAL BASIC RENT           MONTHLY BASIC RENT
----                           -----------------           ------------------

09/01/01 - 08/31/02                $ 97,096.00                  $ 8,091.33
09/01/02 - 08/31/03                $ 99,980.44                  $ 8,331.70
09/01/03 - 08/31/04                $102,951.41                  $ 8,579.28
09/01/04 - 08/31/05                $106,011.52                  $ 8,834.29
09/01/05 - 08/31/06                $109,163.42                  $ 9,096.95
09/01/06 - 08/31/07                $112,409.88                  $ 9,367.49
09/01/07 - 08/31/08                $115,753.74                  $ 9,646.15
09/01/08 - 08/31/09                $119,197.91                  $ 9,933.16
09/01/09 - 08/31/10                $122,745.41                  $10,228.78
09/01/10 - 08/31/11                $126,399.33                  $10,533.28

The TENANT'S obligation to pay Basic Rents shall commence two (2) months from the date upon which LANDLORD gives notice to TENANT of substantial completion as set forth in Section 2.1 or July 1, 2001 whichever last occurs. The fractional rent, if any, from the rent commencement date (as above provided) to the date of the first day of the following month shall be paid by the TENANT to the LANDLORD within five (5) days after the rent commencement date. The LANDLORD acknowledges receipt of $8,830.93 representing the rent and electrical charges (as indicated in Section 4.3 of this Lease) for the first full month for which rent is due hereunder.

                  Section 3.2 As additional rent during each and every year during the term hereof and any renewals the TENANT shall pay to the LANDLORD its proportionate share of any increase in real estate taxes over the 2001/2002 School Tax and the 2001 Town Tax.

                           A. TENANT'S proportionate share of any such increase
shall be determined by multiplying any such increase by a fraction, the numerator of which shall be the total gross rentable area of the Demised Premises (i.e., 3,698 square feet) and the denominator of which shall be the total gross rentable area of the building of which the Demised Premises form a part (i.e., 230,000 square feet), i.e., 1.61%.

                           B. TENANT shall similarly pay its proportionate share
as determined in sub-paragraph "A" above of any ad valorem assessments, or impositions against the real property of which the Demised Premises form a part and its proportionate share of any taxes which shall be imposed in lieu of any ad valorem real property tax as the same is presently considered, except that TENANT shall not be obligated to pay any portion of any assessment or impositions (whether payable in installments or otherwise) which have become a lien prior to the commencement of the term of this Lease. In the event that there shall be any general or special assessments or impositions against the said real property which the TENANT is obligated to pay a proportionate share, the LANDLORD agrees that if the said assessments or impositions may be paid in installments that the LANDLORD will elect to pay the same in installments and the TENANT shall only be responsible to pay its proportionate share of those installments which cover the period of the term of the Lease.

                           C. TENANT shall, within ten days after LANDLORD
renders a bill therefore, pay to the LANDLORD its Proportionate Share of an increase in fire insurance and extended coverage (all risk replacement value) and rent insurance premiums for the Building of which the Demised Premises form a part over the premiums paid by the LANDLORD for the policy in effect at the time of the commencement of this Lease. In the event, however, that any such increase in premiums shall be due to any act or omission to act of the TENANT, TENANT shall pay the entire amount of such increase. Conversely, if any such increase is due to any act or omission to act of any other tenant in the Building, TENANT shall not be required to pay any portion of such increase.

                  Section 3.3 In the event that LANDLORD or any major tenant of the building should contest any taxes or assessments levi ed against the building, the TENANT agrees to cooperate but is not obligated to contribute to any expenses incurred by the LANDLORD in any such proceeding or action. In the event that there shall be any refunds of taxes by reason of any such action or proceeding, the TENANT shall be entitled to receive back its proportionate share of the net refund (after deducting therefrom the cost of the action or proceeding including, without limitation, fees for experts, court costs, attorneys, etc.). In no event shall TENANT be entitled to any refund in excess of the amount of taxes paid by the TENANT for the year for which such refund was made.

                  Section 3.4 Rent and Additional Rent shall be payable in lawful money of the United States to the LANDLORD at P.O. Box 9020, Hicksville, New York 11802-9020, or at such other place as the LANDLORD may from time to time designate, in advance, without notice, demand, offset or deduction except as specifically set forth herein. In the event any payment of Basic Rent or Additional Rent shall not be made to LANDLORD within fifteen (15) days after the due date thereof, there shall be added to the amount a sum equal to five (5) percent of the unpaid rent and ten (10) percent to the additional rent to help defray LANDLORD'S additional costs for additional bookkeeping and other costs in connection therewith.

                  Section 3.5 Any payment to LANDLORD provided for herein, for which no specific time period is set forth within which it is to be paid, must be paid within ten (10) days of receipt of notice that same is due.

                                   ARTICLE IV
                                   ----------


                             UTILITIES AND SERVICES
                             ----------------------

                                   ARTICLE IV
                                   ----------

                  Section 4.1 Throughout the term of this Lease, LANDLORD shall supply and TENANT shall pay for TENANT'S electricity used in the Demised Premises and for the common areas for normal lighting. The TENANT shall use no electric equipment in the Demised Premises other than desktop computers, copiers, fax machines and other normal small office machines. If the TENANT introduces equipment onto the premises other than other normal small office business machines, TENANT shall reimburse LANDLORD for the cost of electricity necessary for same.

                  Section 4.2 LANDLORD shall supply, at LANDLORD'S own expense, water to the building of which the Demised Premises form a part for normal office building consumption.

                  Section 4.3 The cost of electricity to the TENANT, during the term of this Lease, shall be determined as follows:

                  A. TENANT shall pay the sum of $8,875.20 per year payable in equal monthly installments of $739.60 in advance.

                  B. If the cost of electricity, as determined by the L.I. Power Authority, increases by ten percent (10%) or greater (over the base year 2001) during the term of this Lease, TENANT shall pay the additional sum to be determined per year as part of any increases in Energy Charges.

                  In the event TENANT shall create any waste other than normal office waste (including but not limited to packing cartons, etc.), TENANT shall remove the same from the premises shown on Exhibit "B" at TENANT'S sole cost and expense. In the event same are placed in LANDLORD'S dumpster, TENANT shall be charged the reasonable cost for removal thereof. LANDLORD agrees that at the request of TENANT, it will supply separate dumpsters for the removal of packing waste. All other waste at the time of TENANT'S move(s) in or move(s) out of the building, TENANT agrees that it will pay to LANDLORD the reasonable cost thereof, plus ten (10%) percent for overhead and ten (10%) percent profit.

                  Section 4.4 The LANDLORD covenants to provide and pay for heat, air-conditioning, elevator service and electricity to the building between the hours of 8:00 a.m. and 6:00 p.m., Monday through Friday and Saturday between the hours of 8:00 a.m. to 1:00 p.m. However, if one of the days above is a "Holiday", the above services shall not be in operation. The term "Holiday" shall mean New Year's Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and such other Holidays as may, from time to time, be nationally recognized. TENANT shall have access to and the use of Demised Premises including electric, twenty-four (24) hours a day, seven (7) days a week. However, LANDLORD shall only provide building services for the hours noted above.

                  Section 4.5 The LANDLORD covenants to provide and pay for cleaning services by LANDLORD'S cleaner as per the Cleaning Specifications attached hereto and made a part hereof as Exhibit "D".

                  Section 4.6 LANDLORD agrees that TENANT'S move into or out of the Building may take place on Saturdays, Sundays and Holidays, and that during the period while TENANT is in the process of moving into the Building, LANDLORD, at TENANT'S expense, shall furnish a Supervisor from LANDLORD'S staff during the move-in period. TENANT may move in or out of the building on Monday - Friday, between the hours of 8 a.m. and 5 p.m. without a supervisor. However, if TENANT'S move exceeds the hour of 5 p.m., a supervisor will be necessary. TENANT agrees to give at least seven days' prior written notice to LANDLORD of the date of any such move, and the time thereof and TENANT shall use the loading areas and service elevator designated by LANDLORD for such moving and deliveries, and to otherwise abide by the Rules established by LANDLORD as respect deliveries to or moving into or out of the Demised Premises. TENANT shall supply, at TENANT'S cost and expense, protective coverings to protect the floors and walls of the Building when moving into or out of the Demised Premises or when receiving or sending any bulky or heavy materials.

                  Section 4.7 TENANT shall furnish and install all replacement lighting tubes, lamps, bulbs and ballasts required in the Demised Premises, at TENANT'S expense, or shall pay LANDLORD'S reasonable charges therefore on demand.

                                    ARTICLE V
                                    ---------

                     LANDLORD'S WORK, REPAIR AND MAINTENANCE
                     ---------------------------------------

                  Section 5.1 The LANDLORD agrees, at its own cost and expense, to do the work relating to the Demised Premises in accordance with the Work Letter attached hereto, as Exhibit "C".

                  Section 5.2 TENANT may have its workmen commence work in the Demised Premises prior to the substantial completion of LANDLORD'S work, provided that such workmen do not, in any manner, interfere with or impede LANDLORD'S workers. In the event that TENANT'S workers shall interfere with or impede LANDLORD'S workers, then upon notice from LANDLORD, TENANT will immediately remove its workers from the Demised Premises. TENANT'S entry into the Demised Premises for the purpose of making TENANT'S installations shall not be deemed a waiver of any of the TENANT'S rights under the Lease, nor shall the same be deemed an acceptance of the work to be done by the LANDLORD hereunder.

                  Section 5.3 The TENANT covenants throughout the term of this Lease, at the TENANT'S sole cost and expense, to take good care of the interior of the Demised Premises and keep the same in good order and condition and to make all repairs therein except as provided in Section "5.4" hereof.

                  Section 5.4 The LANDLORD covenants throughout the term of this Lease, at the LANDLORD'S sole cost and expense, to make all structural repairs to the building in which the Demised Premises are located and shall also maintain and keep in good repair the building's sanitary, electrical, heating and other systems servicing or located, in or passing through the Demised Premises, other than

                           (i)   To any systems, facilities and equipment
installed on behalf of the TENANT; and

                           (ii)  To any of the improvements to the interior of
the Demised Premises undertaken completed by the TENANT; and

                           (iii) Any repairs which are necessitated by any act
or omission of the TENANT, its agents, servants, employees or invitees, which repairs TENANT shall make at its own cost and expense. In the event the LANDLORD makes any repairs which are necessitated by any act or omission of the TENANT, its affiliates, employees or invitees, LANDLORD shall submit a copy of the bill for same and shall charge the TENANT an additional ten percent (10%) overhead and ten percent (10%) profit along with such bill.

                  Section 5.5 Except as expressly provided otherwise in this Lease, there shall be no allowance to the TENANT or diminution of rent and no liability on the part of the LANDLORD by reason of inconvenience, annoyance or injury to business arising from the making of any repairs, alterations, additions or improvements in or to any portion of the building, on the Demised Premises, in the parking area, or in and to the fixtures, appurtenances and equipment thereof. The LANDLORD agrees to do any work to be done by it in such a manner as not to unreasonably interfere with the TENANT'S use of the Demised Premises.

                                   ARTICLE VI
                                   ----------

            CHANGES AND ALTERATIONS - - SURRENDER OF DEMISED PREMISES
            ---------------------------------------------------------


                  Section 6.1 The TENANT shall have the right, at any time and from time to time, during the term of this Lease to make such nonstructural changes and alterations to the Demised Premises as the TENANT shall deem necessary or desirable. However, all changes and alterations must be made with the written consent of the LANDLORD and any alterations affecting HVAC, plumbing and electrical work, including lighting, must be done by the LANDLORD at TENANT'S sole cost and expense. Prior to TENANT doing any work in the Demises Premises, TENANT shall deliver to LANDLORD a description thereof (if same is limited to decorating, carpeting, wallpapering, etc.) or a plan therefore prepared by a licensed architect for any other work.

                  Section 6.2 The TENANT agrees not to place any signs on the roof or on or about the inside or outside of the building in which the Demised Premises are situated, except for signs inside of the Demised Premises which may not be seen from the outside, except as noted in Article XXIX of this Lease.

                  Section 6.3 All improvements and alterations made or installed by or on behalf of the TENANT, shall immediately, upon completion of installation thereof, be and become the property of the LANDLORD without payment therefore by the LANDLORD.

                  Section 6.4 The TENANT shall, upon the expiration or earlier termination of this Lease, surrender to the LANDLORD the Demised Premises, together with all alterations and replacement thereto, in good order and condition, except for reasonable wear and tear or damage by fire or casualty.

                  If the TENANT shall make any alterations or changes or additions to the Demised Premises, after the commencement of the term of this Lease, and LANDLORD shall desire the same to be removed upon the expiration of the term hereof, then upon LANDLORD'S giving notice to the TENANT of its desire to have the same removed, the TENANT will remove the same prior to the expiration of the term hereof at TENANT'S sole cost and expense and TENANT will, at its own cost and expense, restore the premises to the condition which they were in just prior to the commencement of the term hereof, normal wear and tear and damage by fire excepted.

                  Section 6.5 In connection with any alterations to the Demised Premises done by TENANT including decorating, prior to any work being commenced, TENANT shall supply to LANDLORD: (i) liability insurance from the Contractor doing the work in an amount not less than Three Million Dollars, naming LANDLORD as an additional insured; (ii) evidence that all workers doing work in the Demised Premises are covered by Workers Compensation Insurance; (iii) an agreement from TENANT'S contractor to remove all debris from the premises shown on Exhibit "B" after 6:00 P.M. at the end of each day's work. In the event TENANT'S contractor shall fail to remove debris on a daily basis, as hereinabove provided, LANDLORD may order said contractors off the premises and refuse them access to the Building thereafter.

                                   ARTICLE VII
                                   -----------

                    COMPLIANCE WITH ORDERS, ORDINANCES, ETC.
                    ----------------------------------------


                  Section 7.1 The TENANT covenants throughout the term of this Lease and any renewals hereof, at the TENANT'S sole cost and expense, to comply with all laws and ordinances and the orders and requirements of all federal, state and municipal governments and appropriate departments, commissions, boards and officers thereof, which may be applicable to the TENANT'S use or occupancy of the Demised Premises.

                  Section 7.2 The TENANT shall have the right to contest by appropriate legal proceedings, in the name of the TENANT or the LANDLORD or both, but without cost or expense to the LANDLORD, the validity of any law, ordinance, order or requirement of the nature referred to in Section "7.1" hereof. Provided such noncompliance does not subject the LANDLORD to any criminal liability for failure so to comply therewith, the TENANT may postpone compliance therewith until the final determination of any proceedings, provided that all such proceedings shall be prosecuted with all due diligence and dispatch, and if any lien or charge is incurred by reason of noncompliance, the TENANT may nevertheless make the contest aforesaid and delay compliance as aforesaid, provided that the TENANT indemnifies the LANDLORD against any loss or injury by reason of such noncompliance or delay therein.

                  Section 7.3 LANDLORD covenants and agrees that at the time of the commencement of the term of this Lease, the Demised Premises shall comply with all laws, ordinances and regulations applicable thereto.

                                  ARTICLE VIII
                                  ------------

                                MECHANIC'S LIENS
                                ----------------


                  Section 8.1 The TENANT covenants not to suffer or permit any mechanic's liens to be filed against the fee interest of the LANDLORD nor against TENANT'S Leasehold interest in the Demised Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to the TENANT or any contractor, subcontractor or any other party or person acting at the request of the TENANT, or anyone holding the Demised Premises or any part thereof through or under the TENANT. TENANT agrees that in the event any mechanic's lien shall be filed against the fee interest of the LANDLORD or against the TENANT'S Leasehold interest the TENANT shall, within thirty (30) days after receiving notice of the filing thereof, cause the same to be discharged of record by payment , deposit, bond or order of a court of competent jurisdiction or otherwise.

                  If TENANT shall fail to cause such lien to be discharged or bonded with the period aforesaid, then, in addition to any other right or remedy, LANDLORD may, but shall not be obligated to, discharge the same by paying the amount claimed to be due, by procuring the discharge of such lien by deposit by bonding proceedings, and in any such event, LANDLORD shall be entitled, if LANDLORD so elects, to compel the prosecution of any action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs and allowances. Any amount so paid by LANDLORD and all reasonable costs and expenses incurred by LANDLORD or the fee owner in connection therewith, including, but not limited to premiums on any bonds filed and attorneys' fees, shall constitute Additional Rental payable by TENANT to LANDLORD within ten days of demand therefore.

                                   ARTICLE IX
                                   ----------

                   INSPECTION OF DEMISED PREMISES BY LANDLORD
                   ------------------------------------------


                  Section 9.1 The TENANT agrees to permit the LANDLORD and the authorized representatives of the LANDLORD to enter the Demised Premises at all reasonable times during TENANT'S usual business hours for the purpose of (a) inspecting the same, and (b) making any necessary repairs to the Demised Premises.

                  Section 9.2 The LANDLORD is hereby given the right, during TENANT'S usual business hours, to enter the Demised Premises to exhibit the same for the purpose of sale or mortgage and, during the last six (6) months of the initial term or at anytime if the TENANT defaults in any of the terms, covenants and conditions of this Lease, to exhibit the same to prospective tenants for the purposes of renting.

                  Section 9.3 With regard to Sections 9.1 and 9.2, LANDLORD shall endeavor to give reasonable notice to TENANT of LANDLORD'S intention to inspect the premises or to make repairs.

                                    ARTICLE X
                                    ---------

                           RIGHT TO PERFORM COVENANTS
                           --------------------------


                  Section 10.1 The TENANT covenants and agrees that if the TENANT shall, at any time, fail to make any payment or perform any other act on its part to be made or performed under this Lease, the LANDLORD, after the expiration of any time limitation set forth in this Lease (except in cases of emergency) may, but shall not be obligated to, make such payment or perform such other act to the extent the LANDLORD may deem desirable, and in connection therewith to pay expenses and employ counsel. All sums so paid by the LANDLORD and all expenses in connection therewith shall be deemed Additional Rent hereunder and be payable to the LANDLORD on the first day of the next month and the LANDLORD shall have the same rights and remedies for the nonpayment thereof as in the case of default in the payment of the basic rent reserved hereunder.

                                   ARTICLE XI
                                   ----------

                              DAMAGE OR DESTRUCTION
                              ---------------------


                  Section 11.1 A. If the Demised Premises or any part thereof shall be damaged by fire or other casualty, TENANT shall give immediate notice thereof to LANDLORD and this Lease shall continue in full force and effect except as hereinafter set forth.

                           B. If the Demised Premises are partially damaged or
rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of LANDLORD to the extent that said damages include those installations originally installed by LANDLORD.

                           C. If the Demised Premises are totally damaged or
rendered wholly unusable by fire or other casualty, then the LANDLORD shall have the right to elect not to restore the same as hereinafter provided.

                           D. If the Demised Premises are rendered wholly
unusable or (whether or not the Demised Premises are damaged in whole or in part) if the building shall be so damaged that LANDLORD shall decide to demolish it or not to rebuild it, then, in any of such events, LANDLORD may elect to terminate this Lease or rebuild by written notice to TENANT given within ninety
(90) days after such fire or casualty specifying a date for the expiration of the Lease or rebuilding, which date shall not be more than sixty (60) days after the giving of such notice. Upon the date specified in a notice of termination, the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease and TENANT shall forthwith quit, surrender and vacate the premises without prejudice however, to LANDLORD'S rights and remedies against TENANT under the Lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by TENANT which were on account of any period subsequent to such date shall be returned to TENANT. Unless LANDLORD shall serve a termination notice as provided for herein, LANDLORD shall make the repairs and restorations under the conditions of "B" and "C" hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond LANDLORD'S control.

                           E. Nothing contained hereinabove shall relieve TENANT
from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectable to the extent permitted by law, LANDLORD and TENANT each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. LANDLORD and TENANT'S insurance policies shall contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such policy can be obtained without additional premiums. In the event that there are additional premiums for such waiver of subrogation, the party in whose favor such waiver is intended shall have the option to either pay the additional premium or waive the condition that the other's policy contain the same. TENANT acknowledges that LANDLORD will not carry insurance on TENANT'S furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by TENANT and agrees that LANDLORD will not be obligated to repair any damage thereto or replace the same.

                           F. TENANT hereby waives the provisions of Section 227
of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

                  Section 11.2 The TENANT shall not knowingly do or permit to be done any act or thing upon the Demised Premises, which will invalidate or be in conflict with fire insurance policies covering the building of which Demised Premises form a part, and fixtures and property therein. The TENANT shall, at its expense, comply with all rules, orders, regulations or requirements of the New York Board of Fire Underwriters, or any other similar body, which may be applicable to the TENANT'S use and occupancy of the Demised Premises, provided that the necessity for such compliance results from the use and occupancy of the Demised Premises by the TENANT, and shall not do, or permit anything to be done, in or upon the Demised Premises or bring or keep anything therein, or use the Demised Premises in a manner which shall increase the rate of fire insurance on the building of which the Demised Premises form a part, or on the property located therein, over that in effect when the Lease commenced, unless the TENANT shall reimburse the LANDLORD, as additional rent hereunder, for that part of all insurance premiums thereafter paid by the LANDLORD, which shall have been charged because of such failure or use by the TENANT, and shall make such reimbursement upon the first day of the month following receipt of notice of such outlay by the LANDLORD and evidence of the payment thereof.

                  Section 11.3 Notwithstanding anything to the contrary contained in this Lease, during any period after damage or destruction and until the premises have been restored, the TENANT shall be entitled to an abatement of rent and additional rent for the unusable portion of the Demised Premises, on a square foot basis.

                                   ARTICLE XII
                                   -----------

                                  CONDEMNATION
                                  ------------


                  Section 12.1 If the whole of the Demised Premises shall be taken for any public or quasi-public use by any lawful power or authority by exercise of the right of condemnation or eminent domain, or by agreement between LANDLORD and those having the authority to exercise such right (hereinafter called "Taking"), the term of this Lease and all rights of TENANT hereunder, except as hereinafter provided, shall cease and expire as of the date of vesting of title as a result of the Taking and the rent or additional rent paid for a period after such date shall be refunded to TENANT upon demand.

                  Section 12.2 In the event of a Taking of less than the whole of the Demised Premises, or the whole or part of the parking area, this Lease shall cease and expire in respect of the portion of the Demised Premises and/or the parking area taken upon vesting of title as a result of the Taking, and, if the Taking results in the portion of the Demised Premises remaining after the Taking being inadequate, in the judgment of TENANT, for the efficient, economical operation of the TENANT'S business conducted at such time in the Demised Premises, TENANT may elect to terminate this Lease by giving notice to LANDLORD of such election not more than forty-five (45) days after the actual Taking by the condemning authority, stating the date of termination, which date of termination shall be not more than thirty (30) days after the date on which such notice to LANDLORD is given, and upon the date specified in such notice to LANDLORD, this Lease and the term hereof shall cease and expire. If TENANT does not elect to terminate this Lease aforesaid:

                           (i)   The new rent payable under this Lease shall be
the product of the basic rent payable under this Lease multiplied by a fraction, the numerator of which is the net rentable area of the Demised Premises remaining after the Taking, and the denominator of which is the net rentable area of the Demised Premises immediately preceding the Taking, and

                           (ii)  The net award for the Taking shall be paid to
and first used by LANDLORD, subject to the rights of mortgagee, to restore the portion of the Demised Premises and the building remaining after the Taking to substantially the same condition and tenantability (hereinafter called the "Pre-Taking Condition") as existed immediately preceding the date of the Taking.

                  Section 12.3 In the event of a Taking of less than the whole of the Demised Premises which occurs during the period of two (2) years next preceding the date of expiration of the term of this Lease, LANDLORD or TENANT may elect to terminate this Lease by giving notice to the other party to this Lease of such election, not more than forty-five (45) days after the actual Taking by the condemning authority, stating the date of termination, which date of termination shall not be more than thirty (30) days after the date on which such notice of termination is given, and upon the date specified in such notice, this Lease and the term hereof shall cease and expire all rent and additional rent paid under this Lease for a period after such date of termination shall be refunded to TENANT upon demand. On or before such date of termination, TENANT shall vacate the Demised Premises, and any of TENANT'S property remaining in the Demised Premises subsequent to such date of termination shall be deemed abandoned by TENANT and shall become the property of LANDLORD.

                  Section 12.4 In the event of a Taking of the Demised Premises or any part thereof, and whether or not this Lease is terminated, TENANT shall have no claim against LANDLORD or the condemning authority for the value of the unexpired term of this Lease, but:

                           (i)   TENANT may interpose and prosecute in any
proceedings in respect of the Taking, independent of any claim of LANDLORD, a claim for the reasonable value of TENANT'S fixtures and

                           (ii)  A claim for TENANT'S moving expenses.

                                  ARTICLE XIII
                                  ------------

                           BANKRUPTCY OR OTHER DEFAULT
                           ---------------------------


                  Section 13.1 A. Events of Bankruptcy, The following shall be Events of Bankruptcy under this Lease:

                           (i) TENANT'S becoming insolvent, as the term is defined in Title 11 of the United States Code, entitled Bankruptcy, 11 U.S.C. Sec. 101 et seq. (The "Bankruptcy Code") or under the insolvency laws of New York State;

                           (ii) The appointment of a Receiver or Custodian for any or all of TENANT'S property or assets;

                           (iii) The filing of a voluntary petition under the
                  provisions of the Bankruptcy Code or Insolvency Laws;

                           (iv) The filing of an involuntary petition against TENANT as the subject debtor under the Bankruptcy Code or Insolvency Laws, which is either not dismissed within sixty days of filing, or results in the issuance of an order for relief against the debtor, whichever is later; or,

                           (v) TENANT'S making or consenting to an assignment for the benefit of creditors of a common law composition of creditors.

                  B. Landlord's Remedies
                     -------------------

                           (i) Termination of Lease. Upon the occurrence of an Event of Bankruptcy, LANDLORD shall have the right to terminate this Lease by giving thirty days prior written notice to TENANT, provided, however, that this Section "13.1
                  (B) (i)" shall have no effect while a case in which TENANT is the subject debtor under the Bankruptcy Code is pending, unless TENANT or its Trustee in Bankruptcy is unable to comply with the provisions of Sections "13.1 (B) (v)" and "13.1 (B)
                  (vi)" below. If TENANT or its Trustee is unable to comply with Sections "13.1 (B) (v)" and "13.1 (B) (vi)" below, this Lease shall automatically cease and terminate, and TENANT shall be immediately obligated to quit the premises upon the giving of notice pursuant to this Section "13.1 (B) (i)". Any other notice to quit, or notice of LANDLORD'S intention to re-enter is hereby expressly waived. If LANDLORD elects to terminate this Lease, everything contained in this Lease on the part of LANDLORD to be done and performed shall cease without prejudice, subject, however to the right of LANDLORD to recover from TENANT all rent and any other sums accrued up to the time of termination or recovery of possession by LANDLORD, whichever is later, and any other monetary damages or loss of reserved rent sustained by LANDLORD.

                           (ii) Suit for Possession. Upon termination of this Lease, pursuant to Section "13.1 (B) (i)", LANDLORD may proceed to recover possession under and by virtue of the provisions of the laws of the State of New York, or by such other proceedings, including re-entry and possession, as may be applicable.

                           (iii) Reletting of Premises. Upon termination of this
                  Lease, pursuant to Section "13.1 (B) (i)", the premises may be relet by LANDLORD for such rent and upon such terms as are not unreasonable under the circumstances, and if the full rental reserved under this Lease (and any of the costs, expenses, or damages indicated below) shall not be realized by LANDLORD, TENANT shall be liable for all damages sustained by LANDLORD, including, without limitation, deficiency in rent, reasonable attorneys' fees, brokerage fees, and expenses of placing the premises in the first class rentable condition. LANDLORD, in putting the premises in good order or preparing the same for re-rental may, at LANDLORD'S option, make such alterations, repairs, or replacements in the premises as LANDLORD, in LANDLORD'S sole judgment, considers advisable and necessary for the purpose of reletting the premises, and the making of such alterations, repairs, or replacements shall not operate or be construed to release TENANT from liability hereunder as aforesaid. LANDLORD shall, in no event, be liable in any way whatsoever for failure to relet the premises, or in the event that the premises are relet, for failure to collect the rent thereof under such reletting, and in no event shall TENANT be entitled to receive any excess, if any, of such net rent collected over the sums payable by TENANT to LANDLORD hereunder.

                           (iv) Monetary Damages. Any damage or loss of rent sustained by LANDLORD as a result of an Event of Bankruptcy may be recovered by LANDLORD, at LANDLORD'S option, at the time of the reletting, or in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or in a single proceeding deferred until the expiration of the term of this Lease (in which event TENANT hereby agrees that the cause of action shall not be deemed to have accrued until the date of expiration of said term) or in a single proceeding prior to either the time of reletting or the expiration of the term of this Lease, in which event TENANT agrees to pay LANDLORD the difference between the present value of the rent reserved under this Lease on the date of breach, discounted at eight percent per annum, and the fair market rental value of the Demised Premises on the date of breach. In the event TENANT becomes the subject debtor in a case under the Bankruptcy Code the provisions of this Section "13.1 (B) (iv)" may be limited by the limitations of damage provisions of the Bankruptcy Code.

                           (v) Assumption or Assignment by Trustee. In the event
                  TENANT becomes the subject debtor in a case pending under the Bankruptcy Code, LANDLORD'S right to terminate this Lease pursuant to this Section "13.1" shall be subject to the rights of the Trustee in Bankruptcy to assume or assign this Lease. The Trustee shall not have the right to assume or assign this Lease unless the Trustee: (a) promptly cures all defaults under this Lease, (b) promptly compensates LANDLORD for monetary damages incurred as a result of such default, and (c) provides adequate assurance of future performance.

                           (vi) Adequate Assurance of Future Performance.
                  LANDLORD and TENANT hereby agree in advance that adequate assurance of future performance, as used in Section "13.1(B)(v)" above, shall mean that all of the following minimum criteria must be met:

                           (a) The Trustee must pay to LANDLORD, at the time the
                  next payment of rent is then due under this Lease, in addition to such payment of rent, an amount equal to the next three months rent due under this Lease, said amount to be held by LANDLORD in escrow until either the Trustee or TENANT defaults in its payment of rent or other obligations under this Lease (whereupon LANDLORD shall have the right to draw such escrow funds) or until the expiration of this Lease (whereupon the funds shall be returned to the Trustee or TENANT);

                           (b) The TENANT or Trustee must agree to pay to the
                  LANDLORD, at any time the LANDLORD is authorized to and does draw on the funds escrowed pursuant to Section "13.1
                  (B)(vi)(a)" above, the amount necessary to restore such escrow account to the original level required by said provision;

                           (c) TENANT must pay its estimated pro-rata share of
                  the cost of all services provided by LANDLORD (whether directly or through agents or contractors, and whether or not the cost of such service is to be passed through to TENANT) in advance of the performance or provision of such services;

                           (d) The Trustee must agree that TENANT'S business
                  shall be conducted in a first class manner, and that no liquidating sales, auctions, or other non-first class business operations shall be conducted on the premises;

                           (e) The Trustee must agree that the use of the
                  premises as stated in this Lease will remain unchanged;

                           (f) The Trustee must agree that the assumption or
                  assignment of this Lease will not violate or affect the rights of other tenants of the LANDLORD.

                           (vii) Failure to Provide Adequate Assurance. In the
                  event TENANT is unable to:

                           (a) cure its defaults; or

                           (b) reimburse LANDLORD for its monetary damages; or

                           (c) pay the rent due under this Lease, on time (or
                  within five days of the due date); or

                           (d) meet the criteria and obligations imposed by
                  Section "13.1 (B)(vi)" above; then TENANT agrees in advance that it has not met its burden to provide adequate assurance of future performance, and this Lease may be terminated by LANDLORD in accordance with Section "13.1 (B)(i)" above.
                  Section 13.2 Default of TENANT

                  A. Events of Default. The following shall be Events of Default under this Lease.

                           (i) TENANT'S failure to pay any monthly installment of base annual rent or any other item of additional rent when due hereunder.

                           (ii) TENANT'S failure to make any other payment required under this Lease if such failure shall continue beyond ten days after LANDLORD'S notice that the same has not been paid.

                           (iii) TENANT'S violation or failure to perform any of the other terms, conditions, covenants or agreements herein made by TENANT if such violation or failure continues for a period of five days after LANDLORD'S written notice thereof to TENANT.

                           (iv) In the event of any violation or failure to perform a covenant as contemplated in Section '13.2(A)(iii)', and if such covenant cannot be performed within the said five day period, then and in that event, providing TENANT has promptly commenced to cure such violation and is diligently proceeding with the cure the time within which TENANT may cure the same shall be extended to such reasonable time as may be necessary to cure the same with all due diligence.

                  B. If an Event of Default as hereinabove specified in Section '13.2(A)(i), (ii) or (iii)' shall occur, and shall not be cured within the time period specified in LANDLORD'S notice, or as to a default provided for in

Section '13.2(A)(iv)' if TENANT has commenced a cure but fails to diligently proceed with same after five (5) days notice from LANDLORD then:

                           (i) LANDLORD may give TENANT a five day notice of its intention to end the term of this Lease, and thereupon, at the expiration of said five day period, this Lease shall expire as fully and completely as if the day were the date herein originally fixed for the expiration of the term, and TENANT shall then quit and surrender the premises to LANDLORD but TENANT shall continue to remain liable as hereinafter provided; or, (ii) LANDLORD, without prejudice to any other right or remedy of LANDLORD, held hereunder or by operation of law, and notwithstanding any waiver of any breach of a condition or Event of Default hereunder may, at its option and without further notice, re-enter the Demised Premises or dispossess TENANT and any legal representative or successor of TENANT or other occupant of the premises by summary proceedings or other appropriate suit, action or proceeding or otherwise and remove his, her or its effects and hold the Demised Premises as if this Lease had not been made; and TENANT hereby expressly waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

                  Section 13.3 A. Notwithstanding such default, re-entry, expiration and/or dispossession by summary proceedings or otherwise, as provided in Section '13.2' above, TENANT shall continue liable during the full period which would otherwise have constituted the balance of the term hereof, and shall pay as liquidated damages at the same times as the Basic Annual Rent and Additional Rent and other charges become payable under the terms hereof, a sum equivalent to the Basic Annual Rent and Additional Rent and other charges reserved herein (less only the net proceeds of reletting as hereinafter provided), and LANDLORD may rent the Demised Premises either in the name of LANDLORD or otherwise, reserving the right to rent the Demised Premises for a term or terms which may be less than or exceed the period which would otherwise have been the balance of the term of this Lease without releasing the original TENANT from any liability, applying any monies collected, first to the expense of resuming or obtaining possession, next to restoring the premises to a rentable condition, and then to the payment of any brokerage commissions and legal fees in connection with the reletting of the Demised Premises and then to the payment of the Basic Annual Rent, Additional Rent and other charges due and to grow due to LANDLORD hereunder, together with reasonable legal fees of LANDLORD therefore.

                  B. Under any of the circumstances hereinbefore mentioned in which LANDLORD shall have the right to hold TENANT liable to pay LANDLORD the equivalent of the amount of all the Basic Rent, Additional Rent and other charges required to be paid by TENANT less the net avails of reletting, if any, LANDLORD shall have the election in place and instead of holding TENANT so liable, forthwith to recover against TENANT as damages for loss of the bargain and not as a penalty an aggregate sum which at the time of such termination of this Lease or of such recovery of possession of the premises by LANDLORD, as the case may be, represents the then present worth of the aggregate of the Basic Rent, Additional Rent and all other charges payable by TENANT hereunder that would have accrued for the balance of the term of this Lease then running over.

                  Section 13.4 LANDLORD and TENANT do hereby mutually waive trial by jury in any action, proceeding or counterclaim brought by either LANDLORD or TENANT against the other with regard to any matters whatsoever arising out of or in any way connected with this Lease, the relationship of LANDLORD and TENANT, and TENANT'S use or occupancy of the Demised Premises, provided such waiver is not prohibited by any laws of the State of New York. Any action or proceeding brought by either party hereto against the other, directly or indirectly, arising out of this agreement (except for a summary proceeding), shall be brought in a court in the County in which the Demised Premises are located and all motions in any such action shall be made in such County.

                  Section 13.5 TENANT hereby agrees that in any action or summary proceeding commenced by the LANDLORD to recover possession of the Demised Premises, whether by reason of non-payment or the holding over after expiration of its term, TENANT will not interpose any counterclaim or set-off of whatever nature or description in any such proceedings and TENANT will not seek to consolidate or join for trial any such action or proceeding with any other action or proceeding to which it is a party or over which it has control. This provision shall not, however, be construed as a waiver of TENANT'S right to assert such claims in any separate action brought by TENANT. At anytime the TENANT shall be in default in the payment of Basic Annual Rent or Additional Rent beyond the applicable cure periods provided herein, LANDLORD may withhold all services to be provided to TENANT pursuant to this Lease so long as such default continues.

                  Section 13.6 If TENANT shall default in the observance or performance of any term or covenant on TENANT'S part to be observed or performed under or by virtue of any of the terms or provisions in this article of this Lease, LANDLORD may immediately or at any time thereafter and, without notice, perform the same for the account of TENANT, and if LANDLORD makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to, attorneys' fees in instituting, prosecuting or defending any action or proceeding such sums paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and the sum shall be due immediately upon LANDLORD incurring same and may be included as an item of additional rent in any summary proceeding instituted by LANDLORD.

                  Section 13.7 In the event of any default by the TENANT hereunder and the LANDLORD shall commence any action or other proceeding against the TENANT in which the LANDLORD shall be successful, or which shall be settled by the payment of a sum of money to the LANDLORD by the TENANT, the TENANT agrees to reimburse the LANDLORD for attorneys' fees in connection with such action or proceeding which shall be deemed additional rent and may be included by LANDLORD in any summary proceeding instituted to recover possession of the Demised Premises.

                  Section 13.8 In the event that TENANT fails to pay, promptly when due, any installment of rent or additional rent, or any other payment required pursuant to the terms of this Lease then, in addition to all of the other rights and remedies reserved to the LANDLORD herein, the LANDLORD may, upon giving TENANT three (3) days' notice, require that all future payments of rent and additional rent shall be paid by certified check or bank check only. LANDLORD agrees that upon the second infraction in a 12-month period, where payments are not received promptly, TENANT will pay by certified or bank check only as outlined in this Section. The failure of TENANT to comply with the terms and provisions of this paragraph shall be deemed to constitute a breach of a material and substantial covenant of this Lease.

                                   ARTICLE XIV
                                   -----------

                        CUMULATIVE REMEDIES - - NO WAIVER
                        ---------------------------------


                  Section 14.1 The specific remedies to which the LANDLORD or the TENANT may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress of which they may be lawfully entitled in case of any breach or threatened breach by either of them of any provision of this Lease. The failure of the LANDLORD to insist in any one or more cases upon the strict performance of any of the covenants of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment for the future of such covenant or option. A receipt by the LANDLORD of rent with knowledge of the breach of any covenant thereof shall not be deemed a waiver of such breach, and no waiver, change, modification or discharge by either party hereto of any provision in this Lease shall be deemed to have been made or shall be effective unless expressed in writing and signed by both the LANDLORD and the TENANT. In addition to the other remedies in this Lease provided, the LANDLORD shall be entitled to restraint by injunction of any violation, or attempted or threatened violation, of any of the covenants, conditions or provisions of this Lease or to a decree compelling performance of any such covenants, conditions or provisions.

                                   ARTICLE XV
                                   ----------

                                  SUBORDINATION
                                  -------------


                  Section 15.1 It is hereby expressly agreed that this Lease and all rights of the TENANT hereunder shall be subject and subordinate at all times to any mortgages and any renewals, replacements, extensions of modifications thereof which may now be or shall hereafter become liens on the Demised Premises or the land and building of which the same form a part. The TENANT agrees that, at any time upon five (5) days' written notice, the TENANT will execute and deliver to the LANDLORD a subordination agreement confirming the provisions of this article. Failure of TENANT to execute and deliver such agreement shall not affect the subordination provided for hereunder.

                  Section 15.2 This Lease is specifically made subordinate to a mortgage given to an Institutional Lender and notwithstanding whether or not any formal subordination agreement is executed, this Lease shall, at all times, be subordinate to any replacements, extensions, modifications or consolidations thereof.

                                   ARTICLE XVI
                                   -----------

                                 QUIET ENJOYMENT
                                 ---------------


                  Section 16.1 The LANDLORD covenants and agrees that the TENANT, upon paying the basic rent and all other charges herein provided and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, shall and may peaceably and quietly hold, occupy and enjoy the Demised Premises during the term of this Lease.

                                  ARTICLE XVII
                                  ------------

                                     NOTICES
                                     -------


                  Section 17.1 All notices, demands and requests which may or are required to be given by either party to the other shall be in writing. All notices, demands and requests by the LANDLORD to the TENANT shall be deemed to have been properly given if sent by United States registered or certified mail, postage prepaid or overnight carrier, such as Federal Express, addressed to the TENANT at the Demised Premises or Temporary Demised Premises, or at such other place as the TENANT may from time to time designate in a written notice to the LANDLORD. All notices, demands and requests by the TENANT to the LANDLORD shall be deemed to have been properly given if sent by United States registered or certified mail, or overnight carrier, such as Federal Express, postage prepaid, addressed to the LANDLORD at the address first above written, or at such other place as the LANDLORD may from time to time designate in a written notice to the TENANT. Notices to the TENANT may be given by the attorney for the LANDLORD with the same force and effect as if given by the LANDLORD. Notices, demands and requests which shall be served upon LANDLORD or TENANT in the manner aforesaid shall be deemed to have been served or given for all purposes under this Lease at the time such notice, demand or requests shall be received by addressee or returned by Post Office or by an overnight carrier, such as Federal Express, as having been "refused" or "undeliverable".

                                  ARTICLE XVIII
                                  -------------

                        DEFINITION OF CERTAIN TERMS, ETC.
                        ---------------------------------


                  Section 18.1 The captions of this Lease are for convenience and reference only and, in no way, define, limit or describe the scope or intention of this Lease or in any way affect this Lease.

                  Section 18.2 The term "TENANT" as referred to hereunder shall refer to this TENANT and any successor or assignee of this TENANT.

                  Section 18.3 The term "LANDLORD" as used hereunder shall mean only the owner for the time being of the land and building of which the Demised Premises form a part, so that in the event of any sale or sales, or in the event of a Lease of said land and building, this LANDLORD shall be and hereby is entirely free and relieved of all covenants and obligations of LANDLORD hereunder and it shall be deemed and construed without further agreement between the parties, or their successors in interest, that the purchaser or lessee of the building has agreed to carry out all of the terms and covenants and obligations of the LANDLORD hereunder.

                                   ARTICLE XIX
                                   -----------

                       INVALIDITY OF PARTICULAR PROVISIONS
                       -----------------------------------


                  Section 19.1 If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

                                   ARTICLE XX
                                   ----------

                COVENANTS TO BIND AND BENEFIT RESPECTIVE PARTIES
                ------------------------------------------------


                  Section 20.1 It is further covenanted and agreed by and between the parties hereto that the covenants and agreements herein contained shall bind and inure to the benefit of the LANDLORD, its successors and assigns, and the TENANT, its successors and assigns, subject to the provisions of this Lease.

                                   ARTICLE XXI
                                   -----------

                                    INSURANCE
                                    ---------


                  Section 21.1 TENANT shall, at all times during the term hereby, carry Public Liability Insurance for the Demised Premises naming LANDLORD as an additional insured with limits of $3,000,000.00 for injury to persons and $250,000.00 for property damage.

                  Section 21.2 Prior to taking possession, TENANT shall deliver to the LANDLORD a certificate of the insurance company licensed to do business in the State of New York with a Bests rating of A, certifying that the aforesaid liability policy is in full force and effect. A certificate evidencing the renewal of such liability insurance policy shall be delivered to the LANDLORD at least twenty (20) days before the expiration thereof and each such renewal certificate shall include the LANDLORD as an additional insured. TENANT may carry aforesaid insurance as a part of a blanket policy provided, however that a certificate thereof naming the LANDLORD as an additional insured is delivered to the LANDLORD as aforesaid. Such policy of insurance or certificate shall also provide that said insurance may not be canceled unless ten (10) days' notice is given to the LANDLORD prior to such cancellation and that the insurance as to the interest of the LANDLORD shall not be invalidated by any act or neglect of the TENANT.

                  Section 21.3 TENANT shall, prior to doing any work in the Demised Premises, obtain any and all permits necessary therefore and will provide Worker's Compensation Insurance and Liability Insurance in the limits provided for in Section "21.1" hereof.

                                  ARTICLE XXII
                                  ------------

                          USE, ASSIGNMENT OR SUBLETTING
                          -----------------------------


                  Section 22.1 The TENANT agrees to use the premises for general offices and for no other purpose. TENANT shall not permit occupancy of the Demised Premises which in the aggregate exceeds one person for every one hundred fifty square feet of usable area.

                  Section 22.2 Unless the LANDLORD shall have given its consent thereto, this Lease may not be assigned nor may the Demised Premises be sublet in whole or in part. Such approval will not be unreasonably withheld. In determining the reasonableness, the LANDLORD shall take into consideration the use to which the sub-tenant will put the space and the nature of the sub-tenant's business in order to maintain the integrity of the building as a whole.

                  Section 22.3 Notwithstanding anything herein to the contrary, LANDLORD shall have the right of first refusal to recapture the Leased premises or any part thereof, prior to any sublet or assignment. In the event TENANT shall desire to assign or sublet this Lease, TENANT shall provide written notice of same to LANDLORD. LANDLORD shall, within sixty (60) days of receipt of such notice, notify TENANT as to whether or not LANDLORD desires to recapture the Demised Premises. In the event that LANDLORD shall elect to recapture the Demised Premises or any part thereof, it shall be deemed that the space is recaptured by the LANDLORD on the thirtieth (30th) day following LANDLORD'S notice to TENANT of its election. Within said thirty (30) day period, TENANT shall remove all of TENANT'S effects and personal property therefrom. If LANDLORD shall elect not to recapture the Demised Premises or any part thereof, TENANT may, after prior written consent of the LANDLORD, assign or sublet the Demised Premises subject to Section 22.4.

                  Section 22.4 In the event that TENANT shall assign this Lease (or sublet any of the Demises Premises) and shall receive any consideration therefore one-half of such consideration shall be paid to the LANDLORD as additional rent. In the event TENANT shall sublet any of the space demised hereunder and the rent and/or additional rent reserved under any such sublease shall be in excess of the rent provided for hereunder, TENANT shall pay to the LANDLORD, as additional rent, as and when same is collected, one-half the difference between the rent and additional rent reserved herein and the rent and additional rent reserved in such sublease.

                  Section 22.5 In the event that any sub-tenant or assignee should hold over in the premises beyond the expiration of the term of this Lease, the TENANT hereunder shall be responsible to the LANDLORD for all Basic Annual Rent and Additional Rent until the premises are delivered to the LANDLORD in the condition provided for in this Lease.

                  Section 22.6 TENANT shall pay LANDLORD'S reasonable legal fees with reference to approving any assignment and assumption agreement.

                                  ARTICLE XXIII
                                  -------------

                              RULES AND REGULATIONS
                              ---------------------


                  Section 23.1 The TENANT agrees that it will abide by the rules and regulations attached hereto as Exhibit "E" and any reasonable amendments or additions thereto, provided the same are uniform as to all tenants.

                                  ARTICLE XXIV
                                  ------------

                              LANDLORD'S LIABILITY
                              --------------------


                  Section 24.1 In the event that the LANDLORD shall default under the terms of this Lease and the TENANT shall recover a judgment against the LANDLORD by reason of such default or for any reason arising out of the tenancy or use of the premises by the TENANT or the Lease of the premises to the TENANT, the LANDLORD'S liability hereunder shall be limited to the LANDLORD'S interest in the land and building of which the Demised Premises form a part and no further and the TENANT agrees that in any proceeding to collect such judgment, the TENANT'S right to recovery shall be limited to the LANDLORD'S interest in the building of which the Demised Premises form a part.

                                   ARTICLE XXV
                                   -----------

                                ENTIRE AGREEMENT
                                ----------------


                  Section 25.1 This instrument contains the entire agreement between the parties hereto and the same may not be changed, modified or altered except by a document in writing executed and acknowledged by the parties hereto.

                                  ARTICLE XXVI
                                  ------------

                                  CERTIFICATES
                                  ------------


                  Section 26.1 Upon request by the LANDLORD, the TENANT agrees to execute any certificate or certificates evidencing the commencement date of the term of the Lease and the fact that the Lease is in full force and effect, if such is the case, and that there are no set-offs or other claims against the LANDLORD or stating those claims which the TENANT might have against the LANDLORD.

                  Section 26.2 Upon request by the LANDLORD, the TENANT agrees to execute a memorandum of this Lease in recordable form which memorandum shall set forth the commencement dates of the Lease and the subordination of the Lease to a permanent first mortgage to be held by an institutional lender.

                                  ARTICLE XXVII
                                  -------------

                                    SECURITY
                                    --------


                  Section 27.1 TENANT shall deposit with LANDLORD the sum of $24,273.99 as security for the faithful performance and observance by TENANT of the terms, provisions and conditions of this Lease. It is agreed that in the event TENANT defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, LANDLORD may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which TENANT is in default of for any reason of TENANT'S default in respect of any of the terms, covenants and conditions of this Lease, including, but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by LANDLORD. In the event that TENANT shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to TENANT after the date fixed as the end of the Lease and after delivery of entire possession of the Demised Premises to LANDLORD. LANDLORD will use their best efforts to access any damages, additional rents due or any other reason that LANDLORD might deem a portion or all of the Security is deemed LANDLORD'S property otherwise Security shall be returned within a twenty-one day period after Lease has been terminated. In the event of a sale of the land and building, LANDLORD shall have the right to transfer the security to the vendee and LANDLORD shall thereupon be released by TENANT from all liability for the return of such security; and the TENANT agrees to look to the new LANDLORD solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new LANDLORD. TENANT further covenants that it will not assign or encumber or attempt to assign the monies deposited herein as security and that neither LANDLORD nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Providing TENANT is not in default under the terms of this Lease, $8,331.70 of the security as mentioned above shall be allocated to the rent payment commencing at the beginning of the thirteenth month of this Lease.

                                 ARTICLE XXVIII
                                 --------------

                                     BROKER
                                     ------


                  Section 28.1 TENANT represents that it dealt only with Richard Someck of Sutton & Edwards as broker in connection with this transaction and TENANT agrees to indemnify LANDLORD against any claims or expenses which the LANDLORD may incur by reason of the TENANT having dealt with any other broker in connection with this transaction. LANDLORD agrees that Richard Someck of Sutton & Edwards is the only person that the LANDLORD dealt with in relation to this TENANT.

                                  ARTICLE XXIX
                                  ------------

                                      SIGNS
                                      -----


                  Section 29.1 TENANT shall be allowed to use one line on the building directory in the lobby of the building.

                  Section 29.2 TENANT, at TENANT'S sole cost and expense, may have installed building standard signage on the entrance doors and the outside multi-tenant directory. All signage is subject to LANDLORD'S reasonable approval.

                                   ARTICLE XXX
                                   -----------

                                  HOLDING OVER
                                  ------------


                  Section 30.1 TENANT covenants that it will vacate the Demised Premises immediately upon the expiration or sooner termination of this Lease. If the TENANT, or anyone holding through TENANT, retains possession of the Premises or any part thereof after the termination of the term, the TENANT shall pay the LANDLORD Annual Basic Rent at one and three-quarters times the monthly rate specified in Section 3.1 for the time the TENANT thus remains in possession and, in addition thereto, if TENANT or anyone holding through TENANT shall remain in possession for more than thirty (30) days after the expiration of the Lease, TENANT shall pay the LANDLORD for all damages, consequential as well as direct, sustained by reason of the TENANT'S retention of possession. If the TENANT remains in possession of the Demised Premises, or any part thereof, after the termination of term, such holding over shall, at the election of the LANDLORD expressed in a written notice to the TENANT and not otherwise, constitute a renewal of this Lease for one year. The provisions of this Section do not exclude the LANDLORD'S rights of re-entry or any other right hereunder, including without limitation, the right to refuse double the monthly rent and instead to remove TENANT through summary proceedings for holding over beyond the expiration of the term of this Lease.

                  IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals the day and year first above written.

                                         THE TILLES INVESTMENT COMPANY

                                         BY: /s/ PETER TILLES
                                             -----------------------------------
                                             Peter Tilles


                                         SUTTON ONLINE, INC.

                                         BY: /s/ JONATHAN D. SIEGEL
                                             -----------------------------------
                                             Jonathan D. Siegel